                         SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549




                                      FORM 8-K


                                   CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):  February 22, 1995


                              AMERICAN STORES COMPANY
____________________________________________________________________________
                 (Exact name of registrant as specified in charter)


              Delaware                     1-5392          87-0207226
____________________________________________________________________________
       (State or other jurisdiction   (Commission         (IRS Employer
of Incorporation)            File Number)         Identification No.)


709 East South Temple Street, Salt Lake City, Utah                 84102
____________________________________________________________________________
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:  (801) 539-0112
____________________________________________________________________________





















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Item 5.  Other Events

At a meeting of the Board of Directors of the Company held on February 22, 1995, the Board amended the Company's By-laws by adopting a new Section 2.04.1. The new section limits the business to be conducted at a shareholders meeting to:
(i) the items set forth in the Company's notice of meeting;(ii) matters raised by or at the direction of the Board of Directors; or (iii) matters raised by a shareholder that have been properly submitted in advance to the Company's Secretary. For nomination of directors or other shareholder business to be properly raised at a meeting, the shareholder must provide the Company's Secretary with written notice of such nominations for director or other business not less than 30 or more than 90 days prior to the date the Company's annual meeting was held in the preceding year (subject to adjustment in cases where the date of the annual meeting varies significantly from the prior year) and provide specified information relating to such matters. A copy of the Company's Restated By-laws as amended is attached hereto as Exhibit 1 and is incorporated herein by reference, and the foregoing description is qualified in its entirety by such reference.

At the meeting, the Board of Directors also affirmed its intention to recommend to shareholders at the 1995 Annual Meeting that the present classification of the Board of Directors into three classes be eliminated so that as the terms of the current Directors expire, their successors will be elected for one-year terms. The Board of Directors also expressed its intent, subject to the exercise of its fiduciary duties, to allow the Rights Agreement, dated March 18, 1988, as amended, which pertains to the Company's preferred share purchase rights, to expire in accordance with its terms on March 18, 1998, without renewal or extension. The Company had received a shareholder proposal for the 1995 Annual Meeting, which has now been withdrawn, requesting the Board of Directors to allow the Rights Agreement to expire in 1998.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No.       Title of Document
   3.B             Restated By-laws of American Stores
                  Company, as amended February 22, 1995.





















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                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  March 10, 1995



                                                AMERICAN STORES COMPANY





                                           By:
                                              Name: Kathleen E. McDermott
                                             Title: Executive Vice President,
                                                    General Counsel and
                                                    Assistant Secretary






































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                               EXHIBIT INDEX


                                                                 Sequentially
                                                                  Numbered
Exhibit No.      Title                                              Page
   3.B           Restated By-laws of American Stores                 5
                 Company, as amended February 22, 1995